Exhibit (s)

                    LAZARD WORLD DIVIDEND & INCOME FUND, INC.
                                POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Nathan
A. Paul and Brian D. Simon, and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Fund's Registration Statement on Form N-2 (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


SIGNATURES                             TITLE                         DATE
/s/  Norman Eig                        Chairman of the Board         04/19/2005
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Norman Eig

/s/  Charles Carroll                   Board Member                  04/19/2005
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Charles Carroll

/s/  John J. Burke                     Board Member                  04/19/2005
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John J. Burke

/s/  Kenneth S. Davidson               Board Member                  04/19/2005
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Kenneth S. Davidson

/s/  William Katz                      Board Member                  04/19/2005
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William Katz

/s/  Lester Z. Lieberman               Board Member                  04/19/2005
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Lester Z. Lieberman

/s/  Richard Reiss, Jr.                Board Member                  04/19/2005
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Richard Reiss, Jr.

/s/  Robert M. Solmson                 Board Member                  04/19/2005
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Robert M. Solmson